SIT MUTUAL FUNDS

                                   BOND FUNDS

                                QUARTERLY REPORT

                                  JUNE 30, 2002




                                MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND

                                    BOND FUND






                      [LOGO] SIT INVESTMENT ASSOCIATES
                             -------------------------
                                 SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                           BOND FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----

Chairman's Letter                                                        3

Performance Summary and Bond Market Review                               4

Average Annual Total Returns                                             6

FUND REVIEWS

         Money Market Fund                                               8

         U.S. Government Securities Fund                                10

         Tax-Free Income Fund                                           12

         Minnesota Tax-Free Income Fund                                 14

         Bond Fund                                                      16

         A Look at Sit Mutual Funds                                     19





         This document must be preceded or accompanied by a Prospectus.

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2
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[PHOTO]  SIT MUTUAL FUNDS
         QUARTER ENDED JUNE 30, 2002
         ---------------------------------------------------------------- [LOGO]
         CHAIRMAN'S LETTER

Dear Fellow Shareholders:

Generally favorable economic reports coupled with subdued inflation pressures have enabled the Federal Reserve to maintain low short-term interest rate levels since late last year. The Fed's low interest rate policy will continue to provide stimulus in the near-term but poses risks to the inflation outlook if sustained much beyond the later part of this year. Consequently, bond yields should be relatively stable through the summer but turn to a rising trend by the first half of next year.

ECONOMIC OVERVIEW

The recession of 2001 proved to be the mildest on record, with only one quarter of -1.3% real gross domestic product growth being experienced in the third quarter of last year. Spurred on by aggressive auto incentives, 4Q01 growth turned positive at +1.7% and 1Q02 growth exploded to +6.1%. The inventory component of GDP played a major role in first quarter GDP, providing over 60% of the gain. The important consumer sector also participated as well, growing at a +3.3% rate, which appears sustainable. We believe the inventory restocking factor will diminish in relative importance in coming quarters, but will still be positive, and the remaining sectors should be able to sustain overall GDP growth in the +2.5% to +3.5% range. For the full year, the United States should grow approximately +3.0% in inflation-adjusted terms, up nicely from +1.2% in 2001.

On the inflation front, the year-over-year increase in the Consumer Price Index did bottom at +1.1% in February, as we had suggested, and has started to move up gradually. We continue to believe that the magnitude of the cyclical increase will be moderate. Accordingly, with trend line real growth and moderate inflation, we believe the fundamental environment for financial asset investing remains reasonable.

STRATEGY SUMMARY

Economic growth slowed in the second quarter, and our forecast is for reaccelerated growth in the second half of the year. While inflationary pressures will remain moderate this year, renewed growth in the second half will eventually require the Federal Reserve to raise short-term interest rates to a less accommodative level to head off inflationary pressures that could become more evident next year. As a result, we believe that the Federal Reserve will raise short-term interest rates by 1.0% or more by mid-year 2003. Higher short-term interest rates are expected to be transmitted to higher interest rate levels across all maturities of U.S. Treasury debt.

Our taxable bond portfolios are positioned with durations that are shorter than their benchmarks to lessen the impact of the rising interest rate trends that we expect to commence later this year. Furthermore, we are maintaining minimal holdings in the U.S. Treasury sector as we favor higher yielding mortgage pass-throughs, asset-backed securities, collateralized mortgage obligations, and corporate issues which we expect to benefit from narrowing yield differentials with the Treasury market. Sustained economic growth is expected to create a favorable environment for lower risk premiums in non-Treasury debt.

Municipal bond portfolios are also considerably shorter in duration than they were one year ago, reflecting our expectations of higher interest rates across all maturities in the municipal bond market. We are currently targeting municipal portfolio durations nearer to their benchmark at approximately 4.5 years, which is slightly less than their benchmark duration.

We appreciate your interest in Sit Mutual Funds and believe our continued focus on high current income and stability of principal value will help you achieve your long-term investment goals.

With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
QUARTER ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND BOND MARKET REVIEW

   Bond yields declined across all maturities of the Treasury yield curve during the second quarter, reflecting investor expectations that the Federal Reserve would maintain short-term interest rates at the current low levels for a more extended period. During the first quarter, when economic growth was rapidly rebounding to a +6.1% growth rate, investors generally expected the Federal Reserve to raise short-term rates by late spring or early summer. Now that the economy has clearly slowed to a more moderate growth rate in the +2% to +3% range, investors expect the Fed to delay any tightening moves until late this year or the first half of next year. Indeed, the Fed maintained a neutral assessment of risks at its June 26th FOMC meeting.
   In the taxable bond market, U.S. Treasury and agency debt, mortgage pass-throughs, asset-backed bonds, and highly rated corporate debt issues all experienced price appreciation, while lower rated and below investment-grade corporates experienced price depreciation. Investors reacted negatively to questionable and sometimes fraudulent accounting practices in addition to the ongoing corporate scandals, CEO resignations, and the ongoing weakness in the telecommunications sector. Corporate bond investors continue to demand higher yields to compensate for the elevated risk.
   Municipal bond yields declined modestly across all maturities and quality sectors, reflecting strong investor demand from traditional buyers as well as investors moving away from the stock market. Shorter maturity municipal yields ended the quarter approaching record lows. All market sectors and maturities provided returns that varied only slightly, as market developments were generally positive and there was little controversy. Currently, we believe municipals in the 3 to 10 year range offer the most attractive risk/return profile.

                                                1993          1994
                                              -------------------------
SIT MONEY MARKET FUND (1)                      0.46%(2)        3.84%
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND                7.34            1.77
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                      10.42           -0.63
-----------------------------------------------------------------------
SIT MINNESOTA TAX-FREE
    INCOME FUND                                1.60(2)         0.63
-----------------------------------------------------------------------
SIT BOND FUND                                  0.34(2)        -1.31
-----------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL                     0.53(2)         4.47
LEHMAN INTER. GOVERNMENT BOND INDEX            8.17           -1.75
LEHMAN 5-YEAR MUNICIPAL BOND INDEX             8.73           -1.28
LEHMAN AGGREGATE BOND INDEX                    0.54(2)        -2.92

                                             NASDAQ
                                             SYMBOL        INCEPTION
                                             ------        ---------
SIT MONEY MARKET FUND                        SNIXX         11/01/93
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND              SNGVX         06/02/87
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                     SNTIX         09/29/88
-----------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND           SMTFX         12/01/93
-----------------------------------------------------------------------
SIT BOND FUND                                SIBOX         12/01/93
-----------------------------------------------------------------------
3-MONTH U.S. TREASURY BILL                                 11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                        05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                         09/30/88
LEHMAN AGGREGATE BOND INDEX                                11/30/93


(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2) Period from Fund inception through calendar year-end.
(3) Based on the last 12 monthly distributions of net investment income and average NAV as of 6/30/02.
(4) Figure represents 7-day compound effective yield. The 7-day simple yield as of 6/30/02 was 1.24%.
(5) For individuals in the 27%, 30%, 35%, and 38.6% federal tax brackets, the federal tax equivalent yields are 6.71%, 7.00%, 7.54% and 7.98%, respectively (Income subject to state tax, if any).

4
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
  TOTAL RETURN - CALENDAR YEAR
                                                                              30-DAY
                                                                             SEC YIELD
                                                                     YTD       AS OF    DISTRIBUTION
  1995       1996     1997     1998     1999      2000     2001      2002     6/30/02     RATE(3)
--------------------------------------------------------------------------   -----------------------
   5.58%     5.08%    5.22%    5.17%    4.79%     6.03%    3.67%     0.64%     1.25%(4)
----------------------------------------------------------------------------------------------------
  11.50      4.99     8.19     6.52     1.37      9.15     8.56      3.07      5.55        5.20%
----------------------------------------------------------------------------------------------------
  12.86      5.69     9.87     6.29    -4.01      8.32     5.84      2.67      4.90(5)     4.62
----------------------------------------------------------------------------------------------------

  11.90      5.89     8.19     6.14    -3.82      8.09     5.85      3.47      4.74(6)     4.77
----------------------------------------------------------------------------------------------------
  16.83      4.25     9.44     6.52    -0.34      9.25     8.36      3.97      5.27        5.91
----------------------------------------------------------------------------------------------------

   5.98      5.27     5.32     5.01     4.88      6.16     3.50      0.88
  14.41      4.06     7.72     8.49     0.49     10.47     8.42      3.59
  11.65      4.22     6.38     5.84     0.74      7.72     6.21      4.72
  18.47      3.63     9.65     8.69    -0.82     11.63     8.44      3.79

                                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                          PERIODS ENDED JUNE 30, 2002
          TOTAL RETURN                    ----------------------------------------------------------
    QUARTER        SIX MONTHS                                                          SINCE
 ENDED 6/30/02   ENDED 6/30/02              1 YEAR       5 YEARS      10 YEARS       INCEPTION
-------------------------------           ----------------------------------------------------------
    0.33%             0.64%                  1.93%        4.58%         --             4.66%
----------------------------------------------------------------------------------------------------
    2.33              3.07                   7.31         6.73          6.48%          7.69
----------------------------------------------------------------------------------------------------
    2.16              2.67                   5.35         4.93          6.01           6.62
----------------------------------------------------------------------------------------------------
    2.52              3.47                   6.24         4.90          --             5.50
----------------------------------------------------------------------------------------------------
    3.90              3.97                   8.68         6.69          --             6.55
----------------------------------------------------------------------------------------------------
    0.44              0.88                   2.17         4.61          --             4.82
    3.86              3.59                   8.58         7.23          6.73           7.75
    4.12              4.72                   7.10         5.82          5.85           6.59
    3.69              3.79                   8.63         7.57          --             6.94


(6) For Minnesota residents in the 27%, 30%, 35% and 38.6% federal tax brackets, the double exempt tax equivalent yields are 7.05%, 7.35%, 7.91% and 8.38%, respectively (Assumes the maximum Minnesota tax bracket of 7.85%).

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001


The tables on the next page show the Funds' average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2001. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.

A Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds' past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

6
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
--------------------------------------------------------------------------------------------------------
SIT U.S. GOVERNMENT SECURITIES FUND                             1 YEAR       5 YEARS        10 YEARS
Return Before Taxes                                              8.6%          6.7%           6.4%
Return After Taxes on Distributions                              6.1%          4.3%           3.9%
Return After Taxes on Distributions and Sale of Fund Shares      5.6%          4.2%           3.9%
Lehman Intermediate Government Bond Index*                       8.4%          7.1%           6.7%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                                        1 YEAR       5 YEARS        10 YEARS
Return Before Taxes                                              5.8%          5.1%           6.1%
Return After Taxes on Distributions                              5.8%          5.1%           6.0%
Return After Taxes on Distributions and Sale of Fund Shares      5.7%          5.1%           6.0%
Lehman 5-Year Municipal Bond Index*                              6.2%          5.4%           5.7%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND                              1 YEAR       5 YEARS    SINCE INCEPTION
Return Before Taxes                                              5.9%          4.8%           5.4%
Return After Taxes on Distributions                              5.9%          4.8%           5.4%
Return After Taxes on Distributions and Sale of Fund Shares      5.7%          4.9%           5.5%
Lehman 5-Year Municipal Bond Index*                              6.2%          5.4%           5.3%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
SIT BOND FUND                                                   1 YEAR       5 YEARS    SINCE INCEPTION
Return Before Taxes                                              8.4%          6.6%           6.5%
Return After Taxes on Distributions                              5.6%          3.9%           3.8%
Return After Taxes on Distributions and Sale of Fund Shares      5.3%          3.9%           3.8%
Lehman Aggregate Bond Index*                                     8.4%          7.4%           6.9%
--------------------------------------------------------------------------------------------------------


* Indices reflect no deduction for fees, expenses, or taxes.

[PHOTO]  SIT MONEY MARKET FUND
         QUARTER ENDED JUNE 30, 2002
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         PAUL J. JUNGQUIST, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Money Market Fund provided investors with a +0.33% return for the three months ended June 30, 2002, compared to a +0.27% average return for the Lipper Analytical Services, Money Market Fund universe. The Fund's performance ranked 127th of 385 funds in its Lipper peer group category for the second quarter of 2002. For the 1-, 3- , 5-year and since inception periods ended June 30, 2002, the Fund's performance ranked 162nd of 380 funds, 120th of 320 funds, 78th of 248 funds and 46th of 166 funds, respectively, in its Lipper(1) peer group. As of June 30, 2002, the Fund's 7-day compound yield was 1.25% and its average maturity was 33 days, compared to 1.29% and 29 days, respectively, at March 31, 2002.
   The Federal Reserve Board held the federal funds rate steady at 1.75% during the quarter, recognizing the improving strength in the economy, but did not raise rates because the sustainability of this economic strength is still in question. Three-month Treasury bill yields were fairly stable over the past quarter, ranging from 1.81% in early April, and finishing at 1.69% on June 30th. Current yield levels imply that the market is not expecting the first tightening move by the Fed in the third quarter of 2002. With the economic data reported in June and early July being indicative of a firming economy, an initial tightening move or moves by the Fed later this year is still a real possibility. Until Fed policy becomes more clear, the Fund anticipates maintaining an average maturity near 30 days.
   The Fund has produced competitive returns by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. As domestic economic activity firms and stabilizes from a weak 2001, and global economic activity strengthens as well, we foresee improvement in the short-term creditworthiness of top tier commercial paper issuers in general. Many of these issuers have strengthened their balance sheets and enhanced their liquidity over the past few months in response to the weaker economy and investor demands. The Fund anticipates beginning to purchase top quality (A1/P1 - rated) asset-backed commercial paper to meet its investment needs in the coming year. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we hope to add top tier credits from the diversified finance industry and asset-backed commercial paper products to our list of permissible holdings.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                PORTFOLIO SUMMARY

                 Net Asset Value  6/30/02:       $1.00 Per Share
                                  3/31/02:       $1.00 Per Share

                         Total Net Assets:      $63.8 Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                          Consumer Non-Durables    13.5
                             Financial Services    11.9
                                      Insurance    10.7
                          Consumer Loan Finance    10.5
                                 Communications    10.5
                            Diversified Finance     7.8
                              Consumer Services     7.5
                         Sectors less than 5.0%    23.9
                      Cash and Other Net Assets     3.7

8
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                          AVERAGE ANNUAL TOTAL RETURNS*

                    SIT MONEY       3-MONTH         LIPPER
                     MARKET      U.S. TREASURY       MONEY
                      FUND           BILL         MARKET AVG.
                    ---------    -------------    -----------

3 Month**             0.33%          0.44%            0.27%
6 Month**             0.64           0.88             n/a
1 Year                1.93           2.17             1.76
3 Year                4.28           4.35             4.03
5 Year                4.58           4.61             4.35
Inception             4.66           4.82             4.50
  (11/1/93)


                            CUMULATIVE TOTAL RETURNS*

                    SIT MONEY       3-MONTH         LIPPER
                     MARKET      U.S. TREASURY       MONEY
                      FUND           BILL         MARKET AVG.
                    ---------    -------------    -----------

1 Year                1.93%          2.17%            1.76%
3 Year               13.38          13.63            12.57
5 Year               25.12          25.27            23.71
Inception            48.45          50.39            46.43
  (11/1/93)


*AS OF 6/30/02.                                                **NOT ANNUALIZED.


PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.
--------------------------------------------------------------------------------



(1) Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 6/30/02. Sit Money Market Fund rankings for the 1-, 3-, 5-year and since inception periods were 162nd of 380 funds, 120th of 320 funds, 78th of 248 funds and 46th of 166 funds, respectively.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/93) and held until 6/30/02 would have grown to $14,845 in the Fund or $15,039 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                    LOWER OF MOODY'S, S&P,
                                                    FITCH OR DUFF & PHELPS
                                                         RATINGS USED.

                                   [PIE CHART]

                              First Tier Securities
                                      100%

                                          First Tier Securities   100%
                                          Second Tier Securities    0%

[PHOTO]  SIT U.S. GOVERNMENT SECURITIES FUND
         QUARTER ENDED JUNE 30, 2002
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit U.S. Government Securities Fund provided investors with a +2.3% return for the quarter ended June 30, 2002, compared to +3.9% for the Lipper U.S. Government Fund universe average and +3.9% for Lehman Intermediate Bond Index. The Fund holds a 5-star overall rating by Morningstar(1) out of 60 funds in its category as of June 30, 2002.
   The U.S. Treasury yield curve continued to steepen during the quarter as overall interest rates fell. The 2-year Treasury yield declined -0.93% as investors' expectations of near-term increases in the federal funds rate disappeared. The 30-year Treasury yield fell only -0.30%, with demand for longer maturity Treasuries less robust than for shorter-term Treasuries. As of June 30, 2002, the 2-year and the 30-year Treasuries were yielding 2.79% and 5.51%, respectively.
   Investment activity for the period included reinvestments in seasoned high-coupon agency mortgage pass-through securities as existing holdings paid down. These seasoned securities are less likely than other mortgage-backed securities to experience large increases in prepayments as interest rates decline. Since the homeowners on these underlying mortgages have not taken advantage of the opportunities to refinance in the past, they are less likely to refinance in the future. In the U.S. Treasury sector, Treasury Inflation Protected Securities (TIPS) were purchased to take advantage of recent monthly spikes in the inflation rates. These securities pay a fixed rate of interest and the principal increases at the monthly rate of the CPI. The Fund's holdings in the sector provided strong returns of approximately +3.3% for the quarter.
   Looking ahead, we believe that the U.S. economy will continue the improvement we have seen so far this year. This will cause yields to increase over the next few quarters. We expect yields in the Treasury sector to increase faster than in non-Treasury sectors, and thus are underweighted in U.S. Treasuries. We continue to seek government securities that offer high levels of current income, such as seasoned high-coupon mortgage pass-throughs and conservatively structured collateralized mortgage obligations, as we expect them to provide the most attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation
(FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                                PORTFOLIO SUMMARY

                 Net Asset Value   6/30/02:      $10.80 Per Share
                                   3/31/02:      $10.69 Per Share
                          Total Net Assets:     $252.8 Million
                          30-day SEC Yield:        5.55%
                12-Month Distribution Rate:        5.20%
                          Average Maturity:       16.0 Years
                        Effective Duration:        2.2 Years(2)

(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

               Collateralized Mortgage Obligations   34.3
                                 GNMA Pass-Through   20.7
                                FHLMC Pass-Through   15.9
                                 FNMA Pass-Through   15.0
                                     U.S. Treasury    4.0
                                 Taxable Municipal    0.8
                           Cash & Other Net Assets    9.3

10
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                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT
                    U.S. GOV'T.      LEHMAN          LIPPER
                    SECURITIES    INTER. GOV'T.    U.S. GOV'T.
                       FUND        BOND INDEX       FUND AVG.
                    ----------    -------------    -----------

3 Month**              2.33%          3.86%           3.91%
6 Month**              3.07           3.59             n/a
1 Year                 7.31           8.58            7.88
5 Year                 6.73           7.23            6.63
10 Year                6.48           6.73            6.47
Inception              7.69           7.75            7.36
  (6/2/87)


                            CUMULATIVE TOTAL RETURNS*

                       SIT
                    U.S. GOV'T.      LEHMAN          LIPPER
                    SECURITIES    INTER. GOV'T.    U.S. GOV'T.
                       FUND        BOND INDEX       FUND AVG.
                    ----------    -------------    -----------

1 Year                 7.31%          8.58%           7.88%
5 Year                38.52          41.78           37.85
10 Year               87.28          91.79           87.14
Inception            206.00         208.69          191.78
  (6/2/87)

*AS OF 6/30/02.                                                **NOT ANNUALIZED.


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX.
--------------------------------------------------------------------------------


(1) Morningstar proprietary ratings reflect historical risk-adjusted performance through 6/30/02. These ratings are subject to change monthly and are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive 5 stars, 22.5% receive 4, 35% receive 3, and 22.5% receive 2. In the short government category, Sit U.S. Government Securities Fund received a 4-star rating for the 3- and 5-year periods and a 5-star rating for the 10-year period out of 60, 59 and 36 funds, respectively.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (6/2/87) and held until 6/30/02 would have grown to $30,600 in the Fund or $30,869 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

                                                  The Adviser's estimates of
                                                  the dollar weighted average
                                                  life of the portfolio's
                                                  securities, which may vary
                                                  from their stated maturities.

                                   [BAR CHART]

                            0 - 1 Year         9.3%
                            1 - 5 Years       78.7%
                            5 - 10 Years      10.1%
                            10 - 20 Years      1.1%
                            20+ Years          0.8%

[PHOTO]  SIT TAX-FREE INCOME FUND
         QUARTER ENDED JUNE 30, 2002
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

   Municipal yields fell during the quarter, reflecting strong investor demand. Shorter maturity yields fell by more than twice as much as longer maturity yields, causing the yield curve to steepen substantially, and ended the quarter near record lows. With the decline in interest rates, the Sit Tax-Free Income Fund's per share net asset value increased from $9.82 to $9.92 during the period. The Fund provided investors with a +2.2% return for the second quarter of 2002, compared to a +4.1% return for the Lehman 5-Year Municipal Bond Index and a +3.4% average return for the Lipper General Municipal Bond Fund universe. The Fund's 30-day SEC Yield was 4.90% and its 12-month distribution rate was 4.62%. These levels compare with 4.96% and 4.78%, respectively, on March 31, 2002. The Fund's income return was comparable to its benchmark income return.
   The Fund's strategy is to invest in securities that provide higher incremental income and stability of principal value. These securities lagged in price appreciation during the quarter as short and intermediate municipal yields declined dramatically during the quarter. The Fund's holdings in the hospital, multifamily housing and industrial revenue sectors lagged, in particular, as investors sought higher quality credits. Closed-end bond funds, single family housing and education were the Fund's strongest performing sectors. Portfolio structure was little changed over the quarter with the largest shifts being an increase in the hospital sector from 22.8% to 24.3% and in industrial revenue from 4.8% to 6.4%. The Fund's average quality rating remains at "A."
   We believe the Fund is well positioned to provide attractive relative returns in the period ahead from its holdings in securities that provide incremental yield. The Fund's duration was shortened substantially over the past year in anticipation of higher interest rates with stronger economic growth. While Fed tightening will probably be delayed until later this year or early next year, we expect to maintain the Fund's duration around its current 4.5 years. Currently, we believe municipals in the 3 to 10 year maturity range offer the most attractive risk/reward profile.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities.
     Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment-grade at time of purchase. The Adviser does not intend to invest in securities that generate interest income treated as a tax preference for alternative minimum taxable income purposes.


                                PORTFOLIO SUMMARY

                   Net Asset Value  6/30/02:      $9.92 Per Share
                                    3/31/02:      $9.82 Per Share
                           Total Net Assets:    $431.1 Million
                           30-day SEC Yield:       4.90%
                       Tax Equivalent Yield:       7.98%(1)
                 12-Month Distribution Rate:       4.62%
                           Average Maturity:      13.4 Years
            Duration to Estimated Avg. Life:       4.6 Years(2)
                           Implied Duration:       4.5 Years(2)

(1) For individuals in the 38.6% federal tax bracket.
(2) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                     Multifamily Mortgage Revenue   28.1
                     Hospital/Health Care Revenue   24.3
                                    Other Revenue   16.0
                           Single Family Mortgage    6.7
                     Industrial/Pollution Control    6.4
                               Sectors Under 5.0%   17.9
                          Cash & Other Net Assets    0.6

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE       LEHMAN         GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------

3 Month**               2.16%         4.12%          3.40%
6 Month**               2.67          4.72            n/a
1 Year                  5.35          7.10           5.75
5 Year                  4.93          5.82           5.02
10 Year                 6.01          5.85           5.85
Inception               6.62          6.59           6.81
  (9/29/88)


                            CUMULATIVE TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE       LEHMAN         GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------

1 Year                  5.35%         7.10%          5.75%
5 Year                 27.18         32.67          27.78
10 Year                79.34         76.59          76.50
Inception             141.46        140.62         147.71
  (9/29/88)


*AS OF 6/30/02.                                                **NOT ANNUALIZED.


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.
--------------------------------------------------------------------------------


(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 6/30/02 would have grown to $24,146 in the Fund or $24,062 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                   LOWER OF MOODY'S, S&P,
                                                   FITCH OR DUFF & PHELPS
                                                        RATINGS USED.

                                  [PIE CHART]

                                        AAA   24.2%
                                        BBB   29.9%
                                         AA   10.8%
                              Less than BBB    3.5%
                                          A   31.0%
               Other Assets and Liabilities    0.6%

                                                        Total number of
                                                        holdings: 383

[PHOTO]  SIT MINNESOTA TAX-FREE INCOME FUND
         QUARTER ENDED JUNE 30, 2002
         -----------------------------------------------------------------------
         SENIOR PORTFOLIO MANAGERS
         MICHAEL C. BRILLEY * DEBRA A. SIT, CFA * PAUL J. JUNGQUIST, CFA

   Municipal yields fell during the quarter, reflecting strong investor demand. Shorter maturity yields fell by more than twice as much as longer maturity yields, causing the yield curve to steepen substantially, and ended the quarter near record lows. With the decline in interest rates, the Sit Minnesota Tax-Free Income Fund's per share net asset value increased from $9.99 to $10.12 during the period. The Fund provided investors with a +2.5% return for the second quarter of 2002, compared to a +4.1% return for the Lehman 5-Year Municipal Bond Index and a +3.1% average return for the Lipper Minnesota Municipal Bond Fund universe. The Fund's 30-day SEC Yield was 4.74% and its 12-month distribution rate was 4.77%. These levels compare with 5.05% and 4.84%, respectively, on March 31, 2002. The Fund's income return was comparable to its benchmark income return.
   The Fund's strategy is to invest in securities that provide higher incremental income and stability of principal value. These securities lagged in price appreciation during the quarter as short and intermediate municipal yields declined dramatically during the quarter. The Fund's holdings in the multifamily and industrial revenue sectors lagged, in particular, as investors sought higher quality credits. The hospital sector was among the Fund's best performing sectors, along with closed-end bond funds, transportation and other revenue bonds, as investors sought yield in an environment of light supply. Portfolio structure was little changed over the quarter with the largest shift being a decrease in the hospital sector from 18.3% to 17.3%. The Fund's average quality rating remains at "A."
   We believe the Fund is well positioned to provide attractive relative returns in the period ahead from its holdings in securities that provide incremental yield. The Fund's duration was shortened substantially over the past year in anticipation of higher interest rates with stronger economic growth. While Fed tightening will probably be delayed until later this year or early next year, we expect to maintain the Fund's duration around its current 4.2 years. Currently, we believe municipals in the 3- to 10-year maturity range offer the most attractive risk/reward profile.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
   The Fund seeks to achieve its objective by investing primarily in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.


                                PORTFOLIO SUMMARY

                   Net Asset Value   6/30/02:     $10.12 Per Share
                                     3/31/02:      $9.99 Per Share
                            Total Net Assets:    $201.3 Million
                            30-day SEC Yield:       4.74%
                        Tax Equivalent Yield:       8.38%(1)
                  12-Month Distribution Rate:       4.77%
                            Average Maturity:      13.7 Years
             Duration to Estimated Avg. Life:       5.3 Years(2)
                            Implied Duration:       4.2 Years(2)

(1) For individuals in the 38.6% federal tax and 7.85% MN tax brackets.
(2) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                    Multifamily Mortgage Revenue   38.0
                    Hospital/Health Care Revenue   17.3
                  Single Family Mortgage Revenue    8.3
                             Other Revenue Bonds    8.1
                          Sectors less than 5.0%   18.1
                         Cash & Other Net Assets   10.2

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT           LEHMAN          LIPPER
                  MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                  INCOME FUND     BOND INDEX       FUND AVG.
                  -----------    ------------    -------------

3 Month**            2.52%           4.12%           3.05%
6 Month**            3.47            4.72             n/a
1 Year               6.24            7.10            5.79
3 Year               4.44            6.54            4.99
5 Year               4.90            5.82            4.90
Inception            5.50            5.50            4.99
  (12/1/93)


                            CUMULATIVE TOTAL RETURNS*

                      SIT           LEHMAN          LIPPER
                  MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                  INCOME FUND     BOND INDEX       FUND AVG.
                  -----------    ------------    -------------

1 Year               6.24%           7.10%           5.79%
3 Year              13.92           20.94           15.72
5 Year              27.01           32.67           27.01
Inception           58.39           58.36           51.84
  (12/1/93)


*AS OF 6/30/02.                                                **NOT ANNUALIZED.


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.
--------------------------------------------------------------------------------


(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 6/30/02 would have grown to $15,839 in the Fund or $15,836 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                        LOWER OF MOODY'S,
                                                      S&P, FITCH OR DUFF &
                                                      PHELPS RATINGS USED.

                                  [PIE CHART]

                                      A   20.1%           ASSESSMENT OF
                                     AA    8.5%             NON-RATED
                                    AAA   15.4%            SECURITIES
           Other Assets and Liabilities   10.2%
                              Not-Rated   36.4%            AAA    4.4%
                          Less Than BBB    0.6%             AA    0.3
                                    BBB    8.8%              A    3.0
                                                           BBB   18.5
                                                            BB    9.3
                                                             B    0.9
                                                           ----------
                                                           Total 36.4%

[PHOTO]  SIT BOND FUND
         QUARTER ENDED JUNE 30, 2002
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Bond Fund provided investors a +3.9% return for the three months ended June 30, 2002, compared to +2.7% for the Lipper Investment Grade Bond Fund universe average and +3.7% for the Lehman Aggregate Average Bond Index. For the period since its inception, the Fund ranked in the top 25% of its Lipper universe out of 91 funds.(1)
   The U.S. Treasury yield curve continued to steepen during the quarter as overall interest rates fell. The 2-year Treasury yield declined -0.93% as investors' expectations of near-term increases in the federal funds rate disappeared. The 30-year Treasury yield fell only -0.30%, as demand for longer maturity Treasuries was less robust than for shorter-term Treasuries. As of June 30, 2002, the 2-year and the 30-year Treasuries were yielding 2.79% and 5.51%, respectively.
   The U.S. Treasury sector was the best performing of the quarter as investors purchased high quality bonds in response to multiple cases of questionable and sometimes fraudulent corporate accounting practices. Investors' desire for quality was readily apparent in the worst performing sector, corporate bonds. While AAA corporates nearly matched the returns of the Treasury and Agency sectors, BBB rated corporates provided much lower returns, trailing AAA corporate returns by nearly 3.00%. The asset-backed and mortgage sectors trailed the Treasury sector modestly as their high credit quality was somewhat offset by increasing prepayments as interest rates moved lower.
    The Fund added to its holdings of agency high coupon seasoned pass-through mortgage securities to protect against rising interest rates, as the short effective duration of these securities provides relative price stability. We also purchased Treasury Inflation Protected Securities (TIPS) to take advantage of recent monthly spikes in inflation rates. These securities pay a fixed rate of interest and the principal increases at the monthly rate of the CPI.
   Looking ahead, we believe that the U.S. economy will continue the improvement we have seen so far this year, and that the majority of corporations are ethical and forthright. A stronger economy and increased confidence in corporate America will cause investors to seek non-Treasury securities in order to benefit from the historically high yield advantage of these sectors over U.S. Treasuries. We believe yields in the Treasury sector will increase faster than in non-Treasury sectors because we expect the Federal Reserve to raise the federal funds rate early next year. We expect to maintain the Funds duration moderately shorter than that of its benchmark as well as the "AAA" average credit quality.


                        INVESTMENT OBJECTIVE AND STRATEGY

    The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund pursues this objective by investing in a diversified portfolio of fixed-income securities.
    The Fund will pursue its objective by investing in a diversified portfolio or fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                PORTFOLIO SUMMARY

                   Net Asset Value  6/30/02:     $9.92 Per Share
                                    3/31/02:     $9.68 Per Share
                           Total Net Assets:    $16.9 Million
                           30-day SEC Yield:      5.27%
                 12-Month Distribution Rate:      5.91%
                           Average Maturity:     17.2 Years
                         Effective Duration:      3.8 Years(2)

(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                           Corporate Bonds & Notes   27.4
                             Mortgage Pass Through   23.2
                           Asset-Backed Securities   20.7
               Collateralized Mortgage Obligations    9.4
                           Closed-End Mutual Funds    3.7
                                     U.S. Treasury    3.6
                                 Taxable Municipal    0.6
                           Cash & Other Net Assets   11.4

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                                                LIPPER INTER.
                       SIT         LEHMAN        INVESTMENT
                      BOND        AGGREGATE      GRADE BOND
                      FUND       BOND INDEX       FUND AVG.
                      ----       ----------       ---------

3 Month**             3.90%         3.69%           2.69%
6 Month**             3.97          3.79             n/a
1 Year                8.68          8.63            6.72
3 Year                7.27          8.11            6.79
5 Year                6.69          7.57            6.42
Inception             6.55          6.94            5.97
  (12/1/93)


                            CUMULATIVE TOTAL RETURNS*

                                                LIPPER INTER.
                       SIT         LEHMAN        INVESTMENT
                      BOND        AGGREGATE      GRADE BOND
                      FUND       BOND INDEX       FUND AVG.
                      ----       ----------       ---------

1 Year                8.68%         8.63%           6.72%
3 Year               23.44         26.34           21.80
5 Year               38.22         44.05           36.51
Inception            72.46         77.97           64.46
  (12/1/93)


*AS OF 6/30/02.                                                **NOT ANNUALIZED.


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.
--------------------------------------------------------------------------------


(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 6/30/02. Sit Bond Fund rankings for the 3- and 5-year and since inception periods were 88th of 247 funds, 69th of 174 funds, and 20th of 91 funds, respectively.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 6/30/02 would have grown to $17,246 in the Fund or $17,797 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                         LOWER OF MOODY'S
                                                        OR S&P RATING USED.

                                   [PIE CHART]

                                              A   10.7%
                                             AA    1.1%
                                            AAA   29.0%
                                  U.S. Treasury    3.6%
                                            BBB   12.1%
                                             BB    1.0%
                 Govt. Agency Backed Securities   31.1%
          Cash and other Assets and Liabilities   11.4%

--------------------------------------------------------------------------------


Directors:
                    Eugene C. Sit, CFA
                    John E. Hulse
                    Sidney L. Jones
                    Donald W. Phillips
                    William E. Frenzel

Director Emeritus:
                    Melvin C. Bahle

Bond Funds Officers:
                    Eugene C. Sit, CFA         Chairman
                    Peter L. Mitchelson, CFA   Vice Chairman
                    Roger J. Sit               Executive Vice President
                    Michael C. Brilley         Senior Vice President
                    Debra A. Sit, CFA          Vice President - Investments
                    Bryce A. Doty, CFA(1)      Vice President - Investments
                    Paul J. Jungquist, CFA(2)  Vice President - Investments
                    G. Todd Berkley            Chief Operating Officer
                    Michael P. Eckert          Vice President - Institutional
                                                 Client Group
                    Michael J. Radmer          Secretary
                    Paul E. Rasmussen          Vice President & Treasurer
                    Carla J. Rose              Vice President - Assistant
                                                 Secretary & Assistant Treasurer
                    Kelly K. Boston            Assistant Secretary & Assistant
                                                 Treasurer


(1) Bond and U.S. Government Securities Funds only.
(2) Money Market Fund and Minnesota Tax-Free Income Fund only.

[LOGO] -------------------------------------------------------------------------


                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7.1 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
          *    Free telephone exchange
          *    Dollar-cost averaging through an automatic investment plan
          *    Electronic transfer for purchases and redemptions
          *    Free checkwriting privileges on bond funds
          *    Retirement accounts including IRAs and 401(k) plans


                              SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

                  This page has been left blank intentionally.

QUARTERLY REPORT BOND FUNDS

Quarter Ended June 30, 2002


INVESTMENT ADVISER

Sit Investment Associates, Inc.
90 South Seventh Street
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR

SIA Securities Corp.
90 South Seventh Street
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5166


AUDITORS

KPMG LLP
90 South Seventh Street
Suite 4200
Minneapolis, MN 55402


LEGAL COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, MN 55402



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